                                                                    EXHIBIT 4.30

                              [FACE OF SECURITY]

REGISTERED                                                            REGISTERED

No. FLR

CUSIP

                        PROVIDIAN FINANCIAL CORPORATION
                          MEDIUM-TERM NOTE, SERIES A
                                (Floating Rate)
                                (Subordinated)

          [Insert if the Security is to be a Global Security - This Note is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Notes registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

          Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

          THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:                       INITIAL INTEREST RATE:                    MATURITY DATE:
SPECIFIED CURRENCY:                        OPTION TO ELECT PAYMENT IN U.S.           AUTHORIZED DENOMINATIONS (only
[_]  U.S. dollars                          DOLLARS (only applicable if Specified     applicable if Specified Currency is other
[_]  Other:                                Currency is other than U.S. dollars):     than U.S. dollars):
                                           [_]  Yes    [_]  No

EXCHANGE RATE AGENT (if other than                                                   THIS NOTE IS A:
The First National Bank of Chicago):                                                 [_]  Global Note
                                                                                     [_]  Certificated Note (only applicable if
                                                                                     Specified Currency is other than U.S. dollars)

INDEX MATURITY:                            INTEREST RATE BASIS OR BASES:             SPREAD (plus or minus):
LIBOR SOURCE (only applicable if LIBOR     SPREAD MULTIPLIER:                        INTEREST RESET DATES:
Interest Rate Basis):

[_]  LIBOR Reuters
[_]  LIBOR Telerate

LIBOR CURRENCY (only applicable if         INTEREST PAYMENT PERIOD:                  INTEREST RESET PERIOD:
LIBOR Interest Rate Basis):

CMT SOURCE (only applicable if CMT
Interest Rate Basis)

   CMT Maturity Index:

   CMT Telerate Page:

MAXIMUM INTEREST RATE:                     MINIMUM INTEREST RATE:                    INTEREST PAYMENT DATES:

SPREAD/SPREAD MULTIPLIER RESET             CONDITIONAL AUTOMATIC                     STATED MATURITY EXTENSION OPTION:
OPTION:                                    EXTENSION OF STATED MATURITY
                                           (RENEWAL)
[_]  Yes                                                                             [_]  Yes [_]   No
[_]  No                                     [_]  Yes [_]  No

OPTIONAL RESET DATES (only applicable      RENEWAL PERIOD(S) AND FINAL               EXTENSION PERIOD(S) and FINAL
if  option to reset spread or spread       MATURITY DATE (only applicable if         MATURITY DATE (only applicable if option
multiplier):                               option to renew stated maturity).         to extend stated maturity):

BASIS FOR SPREAD/SPREAD                    BASIS FOR INTEREST RATE DURING            BASIS FOR SPREAD/SPREAD
MULTIPLIER RESET (only applicable          RENEWAL PERIOD (only applicable if        MULTIPLIER DURING EXTENSION
if option to reset spread or spread        option to renew stated maturity).         PERIOD (only applicable if option to extend
multiplier):                                                                         stated maturity):

INTEREST RESET DATES:                      CALCULATION DATES:                        TERMS OF AMORTIZING NOTES:

INTEREST DETERMINATION DATES:              CALCULATION AGENT (if other than Chase
                                           Manhattan Bank and Trust Company,
                                           National Association):

ORIGINAL ISSUE DISCOUNT NOTE:              TOTAL AMOUNT OF OID:                      ISSUE PRICE (expressed as a percentage of
[_]  Yes    [_]  No                                                                  aggregate principal amount):


REDEMPTION DATE(S) (including any          REDEMPTION PRICE(S):                      DEFAULT RATE:
applicable regular or special record
dates):


REPAYMENT DATE(S) (including any           REPAYMENT PRICE(S):
applicable regular or special record
dates):

          PROVIDIAN FINANCIAL CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [Insert if the Security is to be a Certificated Security - ______________] [Insert if the Security is to be a Global Security - Cede & Co., as nominee for The Depository Trust Company], or registered assigns, the Principal Amount stated above on the Maturity Date shown above, and to pay interest thereon from and including the Original Issue Date shown above or, in the case of a Note issued upon registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, on the Interest Payment Dates set forth above and on the Maturity Date, commencing on the first such Interest Payment Date next succeeding the Original Issue Date, provided that if the
                                                      --------
Original Issue Date is after a Regular Record Date and before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis or Bases specified above, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not such date is a Business Day) next preceding each Interest Payment Date; provided, however,
                                                           -------- --------
that interest payable at the Maturity Date will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Unless otherwise specified on the face hereof, payments of principal of (and premium, if any) and interest on this Note will be made in the applicable Specified Currency, provided, however, that if this Note is
                               -------- --------
denominated in a Specified Currency other than United States dollars (a "Foreign Currency Note") payments of principal of (and premium, if any) and interest hereon will [insert if the Security is to be a Global Security - be made in United States dollars unless the beneficial holder hereof gives notice to the Depositary that it elects to receive payments in such Specified Currency. Upon receipt of such notice, the Depositary will notify the Trustee of the portion of the payment to be made by the Trustee which is to be made in the Specified Currency and the applicable wire transfer instructions. In such event, the Trustee will pay the beneficial holder directly.] [insert if the Security is to be a Certificated Security - nevertheless be made in United States dollars if the Holder hereof elects to receive all payments in respect hereof in United States dollars by delivery of a written request to the Trustee on or prior to the applicable Regular Record Date or at least 15 days prior to Maturity, as the case may be. Such election may be in writing (mailed or hand delivered) or by cable, telex or other form of facsimile transmission. A Holder of such a Note may elect to receive payment in United States dollars for all principal (and premium, if any) and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of such revocation must be received by the Trustee on or prior to the applicable Regular Record Date or at least 15 days prior to Maturity, as the case may be.]

          Payment of the principal of (and premium, if any) and interest on this Note due at Maturity in United States dollars will be made in immediately available funds, provided that this Note is presented to the Trustee in time for
                 --------
the Trustee to make such payment in accordance with its normal procedures.

          [Insert if the Security is to be a Certificated Security - Payment of the principal of (and premium, if any) and interest on this Note due at Maturity in United States dollars will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in immediately available funds. Payment of interest (other than interest due at Maturity) will be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, unless otherwise specified on the face hereof, a holder of U.S. $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms shall be entitled to receive such payment of interest in United States dollars by wire transfer of immediately available funds to such account with a bank located in the United States as shall be designated by such Person, but only if appropriate payment instructions have been received in writing by the Trustee on or prior to the Regular Record Date.] [Insert if the Security is to be a Global Security - Payment of the principal of (and premium, if any) and interest (other than interest payable at Maturity) on this Note in United States dollars will be made by transfer of immediately available funds to the Depositary or its nominee.]

          All payments of principal (and premium, if any) and interest in a Specified Currency other than United States dollars will be made in the manner set forth on the reverse hereof.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                              PROVIDIAN FINANCIAL CORPORATION

                                    By:________________________________
                                            Executive Vice President



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

CHASE MANHATTAN BANK AND TRUST
COMPANY, NATIONAL ASSOCIATION,
as Trustee

By________________________________
         Authorized Officer

                              [BACK OF SECURITY]

                        PROVIDIAN FINANCIAL CORPORATION

                          MEDIUM-TERM NOTE, SERIES A

                                (Floating Rate)

                                (Subordinated)

          This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture dated as of May [ ], 1999, as supplemented from time to time (herein called the "Indenture"), between the Company and Chase Manhattan Bank and Trust Company, National Association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof. The Notes of this series may be denominated in different currencies, bear different dates, mature at different times and bear interest at different rates. The Notes of this series may be issued from time to time in an aggregate principal amount of up to $1,000,000,000 (including in such amount the offering price of any such Notes sold at a discount), which amount may be increased if duly authorized by the Company. All capitalized terms not defined herein shall have the meanings given to them in the Indenture.

          The United States dollar equivalent of Notes denominated in currencies other than United States dollars (the "Market Exchange Rate") will be determined by the Exchange Rate Agent on the basis of the noon buying rate for cable transfers in The City of New York as determined by the Federal Reserve Bank of New York for such currencies on the Business Day (as defined below) immediately preceding the applicable issue dates.

          The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (each an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Date will be, if this Note resets daily, each Business Day; if this Note resets weekly (unless the Interest Rate Basis on this Note is the Treasury Rate), the Wednesday of each week; if this Note resets weekly and the Interest Rate Basis on this Note is the Treasury Rate, the Tuesday of each week; if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note resets semi-annually, the third Wednesday of two months of each year, as specified on the face hereof; and if this Note resets annually, the third Wednesday of one month of each year, as specified on the face hereof; provided,
                                                                      --------
however, that the interest rate in effect from the date of issue to the first
-------
Interest Reset Date will be the Initial Interest Rate specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day except that if (i) the rate of interest on this Note will be determined in accordance with the provisions of the heading "Determination of LIBOR" below and (ii) such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Subject to applicable provisions of law and except as specified herein or on the face hereof, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

          Determination of CD Rate.  Unless otherwise indicated on the face
          ------------------------
hereof, if the Interest Rate Basis on this Note is the CD Rate, the interest rate with respect to this Note shall equal (i) the rate on such date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the heading "CDs (Secondary Market)," or (ii) if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the rate on such CD Interest Determination Date set forth in
H.15 Daily Update (as defined below) for the day in respect of certificates of deposit having the Index Maturity specified on the face hereof under the caption "CDs (Secondary Market)" or another recognized electronic source used for the purpose of displaying the applicable rate, or (iii) if such rate is not published either in H.15(519) or H.15 Daily Update or in another recognized electronic source by 3:00 p.m., New York City time, on the Calculation Date, the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the dealers selected as
                              -------- --------
aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate will be the CD Rate then in effect on such CD Interest Determination Date.

          "H.15(519)" means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System ("Federal Reserve Board").

          "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Federal Reserve Board at
http://www.bog.frb.fed.us/releases/h15/update, or any successor site or
---------------------------------------------
publication.

          Determination of CMT Rate.  Unless otherwise indicated on the face
          -------------------------
hereof, if the Interest Rate Basis on this Note is the CMT Rate, the interest rate with respect to this Note shall equal the rate displayed on the Designated CMT Telerate Page (as described below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 p.m.", under the column for the designated CMT Maturity Index (as described below) for (i) if the Designated CMT Telerate Page is 7051, the rate on such CMT Interest Determination Date, and (ii) if the Designated CMT Telerate Page is 7052, the weekly or monthly average specified on the face hereof for the week or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Interest Determination Date occurs.

          "Designated CMT Telerate page" means the display on the Bridge Telerate, Inc. (or any successor service) on the page designated on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the designated CMT Telerate page will be 7052.

          "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified in the applicable pricing supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable pricing supplement, the Designated CMT Maturity Index shall be 2 years.

          The following procedures will be used if the CMT Rate cannot be determined as described above:

          (i) If such rate is no longer displayed on the relevant page, or is not displayed by 3:00 p.m., New York City time, the Calculation Date pertaining to such CMT Interest Determination Date, the CMT Rate will be such Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519).

          (ii) If that rate is no longer published, or is not published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, the CMT Rate will be such Treasury Constant Maturity rate for the designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519).

          (iii) If such information is not provided by 3:00 p.m., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, the Calculation Agent will determine the CMT Rate to be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a reference dealer) in The City of New York selected by the Calculation Agent (as described in the following sentence) for the most recently issued direct noncallable fixed rate obligations of the United States (Treasury notes) with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

          (iv) The Calculation Agent will select five reference dealers and will eliminate the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of quality, one of the lowest). If three or four (and not five) of such reference dealers are quoting as described above, the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated.

          (v) If the calculation agent cannot obtain three such Treasury notes quotations, the Calculation Agent will determine the CMT Rate to be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Interest Determination Date of three reference dealers in The City of New York (selected using the same method described above), for Treasury notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000.

          (vi) If fewer than three reference dealers selected by the Calculation Agent are quoting as described above, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date.

          (vii) If two Treasury notes with an original maturity as described in clause (v) above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury note with the shorter remaining term to maturity will be used.

          In each of the above cases the interest rate with respect to the Note will be adjusted by the addition or subtraction of the spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

          Determination of Commercial Paper Rate.  Unless otherwise specified on
          --------------------------------------
the face hereof, if the Interest Rate Basis on this Note is the Commercial Paper Rate, the interest rate with respect to this Note shall equal (i) the Money Market Yield (calculated as described below) on such Commercial Paper Interest Determination Date (as defined below) of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate is published in H.15(519) under the heading "Commercial Paper--Nonfinancial," or (ii) if such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in H.15 Daily Update under the heading "Commercial Paper -- Nonfinancial" or another recognized electronic source used for the purpose of displaying the applicable rate, or (iii) if such rate is not published either in H.15(519) or H.15 Daily Update or in another recognized electronic source by 3:00 p.m., New York City time, on such Calculation Date, the Money Market Yield of the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of U.S. dollar commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization, adjusted in each of the above cases by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the dealers
                                      -------- --------
selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate will be the Commercial Paper Rate then in effect on such Commercial Paper Interest Determination Date.

          "Money Market Yield" shall be the yield (expressed as a percentage rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) calculated in accordance with the following formula:

     Money Market Yield =         D x 360       x 100
                          ---------------------
                             360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

          Determination of Eleventh District Cost of Funds Rate.  Unless
          -----------------------------------------------------
otherwise indicated on the face hereof, if the Interest Rate Basis on this Note is the Eleventh District Cost of Funds Rate, the interest rate with respect to this Note shall equal the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Interest Determination Date falls, as such rate is displayed on Bridge Telerate, Inc., or any successor service, on page 7058, or any other page as may replace such page on such service, under the heading "Eleventh District" as of 11:00 a.m., San Francisco time, on such Eleventh District Cost of Funds Interest Determination Date.

          The following procedures will be followed if the Eleventh District Cost of Funds Rate cannot be determined as described above:

          (i) If the above rate is not published by 11:00 a.m., San Francisco time, on the Calculation Date pertaining to the Eleventh District Cost of Funds Interest Determination Date, the Eleventh District Cost of Funds Rate will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Interest Determination Date.

          (ii) If the Federal Home Loan Bank of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Interest Determination Date, the Eleventh District Cost of Funds Rate will be the Eleventh District Cost of Funds Rate then in effect on the Eleventh District Cost of Funds Interest Determination Date.

          In each of the above cases the interest rate with respect to the Note will be adjusted by the addition or subtraction of the spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

          Determination of Federal Funds Rate.  Unless otherwise specified on
          -----------------------------------
the face hereof, if the Interest Rate Basis on this Note is the Federal Funds Rate, the interest rate with respect to this Note shall equal (i) the rate on such date for U.S. dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)," as such rate is displayed on Bridge Telerate, Inc. (or any successor service) on page 120 (or any other page as may replace such page on such service) or (ii) if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the rate on such Federal Funds Interest Determination Date for U.S. dollar federal funds as published in H.15 Daily Update under the heading "Federal Funds/(Effective)" or another recognized electronic source used for the purpose of displaying the applicable rate, or (iii) if such rate is not published either in H.15(519) or in H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on such Calculation Date, the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of the rates for the last transaction in overnight U.S. dollar federal funds arranged by each of three leading brokers of U.S. dollar federal funds transactions in The City of New York selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Interest Determination Date, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the brokers selected as aforesaid by the Calculation
-------- --------
Agent are not quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate then in effect on such Federal Funds Interest Determination Date.

          Determination of LIBOR.  Unless otherwise specified on the face
          ----------------------
hereof, if the Interest Rate Basis on this Note is LIBOR, the interest rate payable with respect to this Note shall be determined in accordance with the following provisions:

          (i) With respect to any LIBOR Interest Determination Date (as defined below), LIBOR will be either: (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page (as defined below) as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on the face hereof, the rate for deposits in the LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appears on such Designated LIBOR Page as of 11:00 a.m., London time, on such LIBOR Interest Determination Date, adjusted in each case by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof. "LIBOR Currency" means the currency specified on the face hereof as the currency for which LIBOR shall be calculated. If no such currency is specified on the face hereof, the LIBOR Currency shall be U.S. dollars. "Designated LIBOR Page" means either if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service, or any successor service on the page specified on the face hereof (or any other page as may replace such page on such service), for the purpose of displaying the London interbank rates of major banks for the applicable LIBOR Currency, or if "LIBOR Telerate" is specified on the face hereof or neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof as the method for calculating

LIBOR, the display on Bridge Telerate, Inc., or any successor service on the page specified on the face hereof (or any other page as may replace such page on such service), for the purpose of displaying the London interbank rates of major banks for the applicable LIBOR Currency. If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable LIBOR Currency will be determined as if LIBOR Telerate had been specified. In the case where (a) above applies, if fewer than two offered rates appear on the Designated LIBOR Page, or in the case where (b) above applies, if no rate appears on the Designated LIBOR Page, as applicable, LIBOR in respect of such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

          (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used, (if "LIBOR Reuters" is specified on the face hereof) or no rate appears (if "LIBOR Telerate" is specified on the face hereof), the Calculation Agent will determine LIBOR in respect of such LIBOR Interest Determination Date as follows: the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative of a single transaction in such LIBOR Currency in such market at such time, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof and (a) if at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of such quotations, or (b) if fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00 a.m. (or such other time specified on the face hereof), in the applicable Financial Center (as defined below) for the country of the LIBOR Currency on such LIBOR Interest Determination Date, by three major banks in such Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in such LIBOR Currency in such market at such time, in either case adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the banks
                                      -------- --------
selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR will be the LIBOR then in effect on such LIBOR Interest Determination Date.

          Determination of Prime Rate.  Unless otherwise specified on the face
          ---------------------------
hereof, if the Interest Rate Basis on this Note is the Prime Rate, the interest rate with respect to this Note shall equal (i) the rate set forth for the relevant Prime Rate Interest Determination Date (as defined below) as published in H.15(519) under the heading "Bank Prime Loan," or (ii) if such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date pertaining to such Prime Rate Interest Determination Date, the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update opposite the caption "Bank Prime Loan" or another recognized electronic source used for the purpose of displaying the applicable rate, or (iii) if the rate is not published prior to 3:00 p.m., New York City time, on such Calculation Date, either in H.15(519) or H.15 Daily Update or in another recognized electronic source, the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as such bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on such Prime Rate Interest Determination Date, or (iv) if fewer than four such quotations appear on the Reuters Screen US PRIME 1 Page for the Prime Rate Interest Determination Date, the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by at least three major banks in The City of New York selected by the Calculation Agent; provided, however, that if the banks or trust companies
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selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate will be the Prime Rate then in effect on such Prime Rate Interest Determination Date. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or such other page as may replace the US PRIME 1 page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

          Determination of Treasury Rate.  Unless otherwise specified on the
          ------------------------------
face hereof, if the Interest Rate Basis on this Note is the Treasury Rate, the interest rate payable with respect to this Note shall equal the rate for the auction held on the related Treasury Interest Determination Date of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as such rate appears on either page 56 or page 57 on the display on Bridge Telerate, Inc. (or such other page or pages as may replace page 56 or page 57 on that service or such other successor service) under the heading "INVESTMENT RATE" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the Treasury Rate will be the Bond Equivalent Yield (as defined below), rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards, on the basis of a year of 365 or 366 days as applicable, and applied on a daily basis, of the rate for such Treasury bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High" or, if not so published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of such Treasury bills as announced by the United States Department of the Treasury, in either case, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or, by multiplication by the Spread Multiplier, if any, specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity shown on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held on such Treasury Interest Determination Date, then the Treasury Rate will be the rate (expressed as a Bond Equivalent Yield, rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards on the basis of a year of 365 or 366 days as applicable, and applied on a daily basis) on such Treasury Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or, if not yet published by 3:00 p.m., New York City time, on such Calculation Date, the rate (expressed as a Bond Equivalent Yield, rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Interest Determination Date of Treasury bills having the Index Maturity specified on the face hereof as published in H.15 Daily Update under the caption "U.S. Government Securities/Treasury Bills/Secondary Market" or another recognized electronic source used for the purpose of displaying the applicable rate. If such rate is not yet published either in H.15(519) or H.15 Daily Update or in another recognized electronic source, the Calculation Agent will determine the Treasury Rate to be a yield to maturity (expressed as a Bond Equivalent Yield, rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation
-------- --------
Agent are not quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate then in effect on such Treasury Interest Determination Date.

          "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

          Bond Equivalent Yield  =            D x N           x 100
                                   --------------------------
                                          360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

          Indexed Notes.  This Note may be issued with the principal amount
          -------------
payable at Maturity and/or with interest payable hereon on an Interest Payment Date to be determined by reference to the price or prices of specified securities or commodities, securities or commodities exchange indices, the relationship between two or more specified currencies or other factors (each an "Indexed Note"), as shall be indicated above under "Other Terms." Specific information pertaining to the method for determining the principal amount payable at Maturity or the amount of interest to be paid on an Interest Payment Date with reference to the specified index shall be included above under "Other Terms."

          Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent shall calculate the interest rate on this
Note in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general applicability.

          The Calculation Agent will, upon the request of the Holder of this Note, provide to such Holder the interest rate hereon then in effect and, if different, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date.

          Unless otherwise indicated on the face hereof and except as provided below, interest will be payable, in the case of Notes which reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as indicated on the face hereof; in the case of Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Notes which reset semi-annually, on the third Wednesday of the two months of each year specified on the face hereof; and in the case of Notes which reset annually, on the third Wednesday of the month specified on the face hereof (each an "Interest Payment Date"), and in each case, at Maturity. If any Interest Payment Date specified on the face hereof would otherwise be a day that is not a Business Day, the Interest Payment Date shall be postponed to the next day that is a Business Day, except that if (i) the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above, and (ii) such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

          "Business Day" means (a) with respect to any Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law to close, (b) if the Note is denominated in a Specified Currency other than United States dollars, any day that is not a day on which banking institutions are authorized or required by law to close in the Financial Center of the country issuing the Specified Currency, and (c) if the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above, a London Business Day. As used in the preceding sentence, "Financial Center" means the capital city of the country issuing the Specified Currency or the capital city of the country to which the LIBOR Currency relates, as applicable, except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Euro, Italian lire, Portuguese escudos, South African rand, and Swiss francs, the "Financial Center" shall be The City of New York, Sydney and (solely in the case of the Specified Currency) Melbourne, Toronto, Frankfurt, Amsterdam, London and Luxembourg, Milan, London (solely in the case of the LIBOR Currency), Johannesburg and Zurich, respectively. Unless otherwise specified on the face hereof, "London Business Day" means any day which (i) if the LIBOR Currency is other than the Euro, any day on which dealings in deposits in such LIBOR Currency are transacted in the London interbank market or (ii) if the LIBOR Currency is the Euro, any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

          Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Note shall be determined in accordance with the provisions of the headings (a) "Determination of Commercial Paper Rate" above (the "Commercial Paper Interest Determination Date"), (b) "Determination of Federal Funds Rate" above (the "Federal Funds Interest Determination Date"), (c) "Determination of CD Rate" above (the "CD Interest Determination Date") (d) "Determination of Prime Rate" above (the "Prime Rate Interest Determination Date") or (e) "Determination of CMT Rate" above (the "CMT Interest Determination Date") will be the second Business Day preceding such Interest Reset Date with respect to this Note. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of LIBOR" above (the "LIBOR Interest Determination Date") will be the second London Business Day preceding such Interest Reset Date unless the LIBOR Currency is British Pounds Sterling, in which case the LIBOR Interest Determination Date will be the applicable Interest Reset Date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of Treasury Rate" above (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Note shall be determined in accordance with the provisions of the heading "Determination of Eleventh District Cost of Funds Rate" above (the "Eleventh District Cost of Funds Determination Date") will be the last Business Day of the month immediately preceding the applicable Interest Reset Date in which the Federal Home Loan Bank of San Francisco published the Index (as defined in such heading).

          Unless otherwise specified on the face hereof, the Calculation Date pertaining to any Interest Determination Date, other than with respect to LIBOR Notes, is the earlier of (i) the tenth day after such Interest Determination Date or, if any such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

          Unless otherwise specified on the face hereof, interest payments, if any, will be the amount of interest accrued from and including the last date in respect of which interest has been paid or duly provided for (or from and including the Original Issue Date if no interest has been paid or provided for with respect to this Note) to but excluding the Interest Payment Date or the date of Maturity. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid is calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, to the date for which accrued interest is being calculated. The interest factor (expressed as a decimal rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards (e.g., 9.876545% or .09876545 being rounded to 9.87655% or .0987655, respectively)) for each such day shall be computed by dividing the interest rate (expressed as a decimal rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) applicable to such day by 360, in the case of the Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, Prime Rate, CD Rate or LIBOR, or by the actual number of days in the year in the case of the CMT Rate or Treasury Rate.

          If the Company has the option with respect to this Note to reset the Spread and/or Spread Multiplier, such option will be indicated on the face hereof, together with (i) the date or dates on which such Spread and/or Spread Multiplier may be reset (each an "Optional Reset Date") and (ii) the basis or formula, if any, for such resetting. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to an Optional Reset Date. Not later than 40 days prior to such Optional Reset Date, the Trustee will mail to the Holder hereof a notice (the "Reset Notice"), first class, postage prepaid, setting forth (i) the election of the Company to reset the Spread and/or Spread Multiplier, (ii) such new Spread and/or Spread Multiplier, and (iii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

          Notwithstanding the foregoing, not later than 20 days prior to an Optional Reset Date, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Reset Notice and establish a higher Spread and/or Spread Multiplier for the Subsequent Interest Period commencing on such Optional Reset Date by mailing or causing the Trustee to mail notice of such higher Spread and/or Spread Multiplier first class, postage prepaid, to the Holder hereof. Such notice shall be irrevocable. If the Spread and/or Spread Multiplier is reset on an Optional Reset Date this Note will bear such higher Spread and/or Spread Multiplier.

          If the Company elects to reset the Spread and/or Spread Multiplier of this Note, the Holder hereof will have the option to elect repayment of this Note by the Company on any Optional Reset Date at a price equal to the principal amount hereof plus any accrued interest to such Optional Reset Date. In order for this Note to be so repaid on an Optional Reset Date, the Holder hereof must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that a Holder who has tendered this Note for repayment pursuant to a Reset Notice may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day prior to such Optional Reset Date.

          If the Company has the option to extend the Stated Maturity of this Note for one or more periods (each an "Extension Period") up to but not beyond the date (the "Final Maturity Date") set forth on the face hereof, such option will be indicated on the face hereof together with the basis or formula, if any, for setting the Spread and/or Spread Multiplier applicable to any such Extension Period. The Company may exercise such option with respect to this Note by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the Stated

Maturity in effect prior to the exercise of such option (the "Original Stated Maturity"). No later than 40 days prior to the Original Stated Maturity, the Trustee will mail to the Holder hereof a notice (the "Extension Notice") relating to such Extension Period, first class, postage prepaid, setting forth
(i) the election of the Company to extend the Stated Maturity hereof, (ii) the new Stated Maturity, (iii) the Spread and/or Spread Multiplier applicable to the Extension Period, and (iv) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period. Upon the mailing by the Trustee of an Extension Notice to the Holder of this Note, the Stated Maturity of this Note shall be extended automatically as set forth in the Extension Notice, and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Extension Notice.

          Notwithstanding the foregoing, not later than 20 days prior to the Original Stated Maturity for this Note, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Extension Notice and establish a higher Spread and/or Spread Multiplier for the Extension Period by mailing or causing the Trustee to mail notice of such higher Spread and/or Spread Multiplier first class, postage prepaid, to the Holder hereof. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher Spread and/or Spread Multiplier for the Extension Period.

          If the Company elects to extend the Stated Maturity of this Note, the Holder hereof will have the option to elect repayment of this Note by the Company at the Original Stated Maturity at a price equal to the principal amount hereof plus any accrued interest to such date. In order for this Note to be so repaid on the Original Stated Maturity, the Holder hereof must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that a Holder who has tendered this Note for repayment pursuant to an Extension Notice may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day prior to the Original Stated Maturity.

          If the Company has provided for the conditional automatic extension of the Stated Maturity of this Note for one or more periods (each a "Renewal Period") up to but not beyond a date (the "Final Maturity Date") set forth on the face hereof, such provision will be indicated on the face hereof together with the basis or formula, if any, for setting the interest rate applicable to any such Renewal Period. In such case this note is referred to herein, where applicable, as a "Renewable Note."

          The Renewable Note will mature on the initial Stated Maturity specified on the face hereof, unless the Stated Maturity of all or any portion of the principal amount thereof is extended in accordance with the procedures described below. On the Interest Payment Dates specified on the face hereof (each such Interest Payment Date, an "Election Date"), the Stated Maturity of the Renewable Note will be extended to the Interest Payment Date occurring twelve months after such Election Date, unless the Holder elects to terminate the automatic extension of the Stated Maturity of the Renewable Note by delivering a notice to such effect to the Trustee not less than nor more than the number of days specified on the face hereof prior to such Election

Date. Such option may be exercised with respect to less than the entire principal amount of the Renewable Note; provided that the principal amount for
                                        --------
which such option is not exercised is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, the Stated Maturity of the Renewable Note may not be extended beyond the Final Maturity Date. If the Holder elects to terminate the automatic extension of the Stated Maturity of any portion of the principal amount of the Renewable Note and such election is not revoked as described below, such portion will become due and payable on the Interest Payment Date falling six months (unless another period is specified on the face hereof) after the Election Date prior to which the holder made such election.

          An election to terminate the automatic extension of the Stated Maturity of the Renewable Note may be revoked by delivering a notice to such effect to the Trustee on any day following the effective date of the election to terminate the automatic extension of maturity of the Stated Maturity of the Renewable Note and prior to the date 15 days before the date on which such portion would otherwise mature. Such a revocation may be made for less than the entire principal amount of the Renewable Note for which the automatic extension of Stated Maturity has been terminated; provided that the principal amount of
                                        --------
the Renewable Note for which the automatic extension of Stated Maturity has been terminated and for which such a revocation has not been made is at least $1,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, a revocation may not be made during the period from and including a Record Date to but excluding the immediately succeeding Interest Payment Date.

          An election to terminate the automatic extension of the Stated Maturity of the Renewable Note, if not revoked as described above by the Holder making the election or any subsequent Holder, will be binding upon such subsequent Holder.

          The Renewable Note may be redeemed in whole or in part at the option of the Company on or commencing with the date or dates specified on the face hereof. The Renewable Note will be redeemed at the Redemption Price stated on the face hereof, together with accrued and unpaid interest to the Redemption Date.

          Unless one or more Redemption Dates is specified on the face hereof, this Note shall not be redeemable at the option of the Company before the Maturity Date specified on the face hereof. If one or more Redemption Dates (or ranges of Redemption Dates) is so specified, this Note is subject to redemption on any such date (or during any such range) at the option of the Company, upon notice by first-class mail, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is prior to the Redemption Date will be payable to the Holder of this Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if any, of
                                --------
this Note that remains outstanding after such redemption is an Authorized Denomination as defined herein.

          Unless one or more Repayment Dates is specified on the face hereof, this Note shall not be repayable at the option of the Holder on any date prior to the Maturity Date specified on the face hereof. If one or more Repayment Dates (or ranges of Repayment Dates) is so specified, this Note is subject to repayment on any such date (or during any such range) at the option of the Holder at the applicable Repayment Price specified on the face hereof (expressed as a percentage of the principal amount of this Note), together in the case of any such repayment with accrued interest to the Repayment Date, but interest installments whose Stated Maturity is prior to the Repayment Date will be payable to the Holder of this Note, or one or more Predecessor Notes, of record at the close of business on the relevant Regular or Special Record Dates referred to on the face hereof, all as provided in the Indenture. For this Note to be repaid at the option of the Holder, the Trustee must receive at the principal office of its Corporate Trust Department in San Francisco, California, at least 30 days but not more than 45 days prior to the Repayment Date on which this Note is to be repaid, this Note and a statement that the option to elect repayment is being exercised thereby. Exercise of the repayment option by the Holder shall be irrevocable except to the extent permitted in connection with an interest rate reset or an extension or renewal of maturity, each as described above. The repayment option with respect to this Note may be exercised by the Holder for less than the entire principal amount hereof, provided that the
                                                         --------
principal amount, if any, of this Note that remains outstanding after such repayment is an Authorized Denomination as defined herein.

          [Insert if the Security is to be a Certificated Security - In the event of redemption or repayment of this Note in part only, a new Note or Notes of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion will be delivered to the registered Holder upon the cancellation hereof.]

          [Insert if the Security is to be a Global Security - In the event of redemption or repayment of this Note in part only, the principal amount shall be reduced.]

          If this is a Foreign Currency Note to be paid in United States dollars, the United States dollar amount to be received in respect hereof will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest firm bid quotation for United States dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of this Note. If no such bid quotations are available, payments will be made in the Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case the Company will make payments in respect hereof in United States dollars as provided below. All currency exchange costs will be borne by the Holder hereof by deductions from such payments.

          If a Holder is to receive payments in a Specified Currency other than United States dollars as described on the face hereof, payments of principal of (and premium, if any) and interest will be paid in immediately available funds by wire transfer to an account maintained by the Holder with a bank designated by the Holder (which in the case of Global Securities will be the Depositary or its nominee) on or prior to the Regular Record Date or at least 15 days prior to Maturity, as the case may be, provided that such bank has
                                                     --------
the appropriate facilities for such a payment in the Specified Currency, provided, however, that with respect to payments of principal and premium, if
--------  -------
any, and interest at Maturity this Note is presented to the Trustee in time for the Trustee to make such payment in accordance with its normal procedures, which shall require presentation no later than two Business Days prior to Maturity in order to ensure the availability of immediately available funds in the Specified Currency at Maturity.

          If payment on this Note is required to be made in a Specified Currency other than United States dollars and such currency is unavailable in the good faith judgment of the Company due to the imposition of exchange controls or to other circumstances beyond the Company's control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments with respect to this Note shall be made in United States dollars until such currency is again available or so used. The amount so payable on any date in such Specified Currency shall be converted into United States dollars at a rate determined by the Exchange Rate Agent on the basis of the Market Exchange Rate on the second Business Day prior to such payment, or, if the Market Exchange Rate is not then available, the most recently available Market Exchange Rate or as otherwise determined in good faith by the Company if the foregoing is impracticable.

          If this is a Foreign Currency Note, in the event of an official redenomination of such foreign currency the obligations of the Company with respect to payments on this Note denominated in such currency shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. No adjustment will be made to any amount payable under this Note as a result of any change in the value of a foreign currency relative to any other currency due solely to fluctuations in exchange rate.

          The Notes shall be subordinated in right of payment to Senior Indebtedness and creditors in respect of Designated Obligations as provided in the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness and each creditor in respect of Designated Obligations, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

          If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Unless otherwise specified on the face hereof, if any Original Issue Discount Note (as defined below) is redeemed by the Company or repaid at the option of the Holder, each as described above, or if the principal of any Original Issue Discount Note is declared to be due and payable immediately pursuant to this paragraph, the amount of principal due and payable with respect to this Note shall be limited to the sum of the aggregate principal amount of this Note multiplied by the Issue Price (expressed as a per-cent-age of the aggregate principal amount) plus the original issue discount accrued from the date of issue to the date of redemption, repayment or declaration, as applicable, which accrual shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles) in effect on the date of redemption, repayment or declaration. Unless otherwise specified on the face hereof, an Original Issue Discount Note is a Note which has a stated redemption price at maturity that exceeds its Issue Price by at least 0.25% of the stated redemption price at maturity, multiplied by the number of complete years from the Original Issue Date to the Maturity Date for this Note.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed. However, the Indenture limits the Holder's right to enforce the Indenture and this Note.

          As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, the transfer of this
Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          [Insert if the Security is a Global Security - This Note is a Global Note and shall be exchangeable for Notes registered in the names of Persons other than the Depositary with respect to this Global Note or its nominee only if (A) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, (B) the Company in its discretion executes and delivers to the Trustee a Company Order that this

Global Note shall be exchangeable or (C) there shall have occurred and be continuing an Event of Default with respect to the Notes. If this Global Note is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Notes issuable in denominations of $1,000 and any integral multiple of $1,000 in excess thereof, registered in such names as such Depositary shall direct.]

          The Notes of this series are issuable, in the case of Notes denominated in United States dollars, in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof and, in the case of Notes denominated in a Specified Currency other than United States dollars, in the authorized denominations set forth on the face hereof (in each case, an "Authorized Denomination"). As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other govern-mental charge payable in connection therewith.

          The Notes of this series may be issued in the form of one or more Global Securities to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                        ______________________________

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM  - as tenants in common
     TEN ENT  - as tenants by the entireties
     JT TEN   - as joint tenants with right of
     survivorship and not as tenants in common

     UNIF GIFT MIN ACT - _______________ Custodian ______________
                             (Cust)                  (Minor)

                       Under Uniform Gifts to Minors Act


                       ________________________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

                       ________________________________

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

/         /
___________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

                                      __________________________________________
Dated: ________________               NOTICE: The signature to this assignment
                                      must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.